                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               NOVEMBER 18, 1998
                               -----------------
                Date of Report (Date of earliest event reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       PENNSYLVANIA                  1-2116                    23-0366390
       ------------                  ------                    ----------
   (State of Organization)   (Commission File Number)         (IRS Employer
                                                           Identification No.)



                                 P.O. BOX 3001
                         LANCASTER, PENNSYLVANIA 17604
                         -----------------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.
        ------------

     On November 18, 1998, Armstrong World Industries, Inc., a Pennsylvania corporation (the "Company"), announced a cost reduction program. A copy of the Company's press release, dated November 18, 1998 is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

     Financial Statements.

          None.

     Pro Forma Financial Information.

          None.

     Exhibits.

          99.1      Press Release, dated November 18, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ARMSTRONG WORLD INDUSTRIES, INC.



                                  By:   /s/ David D. Wilson
                                        --------------------------------
                                        David D. Wilson
                                        Assistant Secretary and
                                        Associate General Counsel
Date:  November 19, 1998

                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------


99.1           Press Release, dated November 18, 1998.